                                                                    Exhibit 10.1
                                                                    ------------

                                Amendment No. 4
                                      to
                         Registration Rights Agreement

     This Amendment No. 4 ("Amendment") to the Registration Rights Agreement dated as of July 8, 1998, as amended by Amendment No. 1 dated as of February 18, 1999, by Amendment No. 2 dated as of June 30, 1999, and by Amendment No. 3 dated as of June 30, 1999 (the "Original Agreement"), is made as of August 1, 2000, among Choice One Communications Inc., a Delaware corporation (the "Corporation"), and the Holders listed on the signature pages hereto.

     WHEREAS, the Corporation and the initial Investor Holders and Management Holders entered into the Registration Rights Agreement on July 8, 1998 which provides for certain rights and obligations of the Corporation and such Holders with respect to registration of the Common Stock under the Securities Act (and such agreement has since been amended as described above);

     WHEREAS, the Corporation, a newly formed Delaware corporation that is a wholly-owned subsidiary of the Corporation ("Newco"), US Xchange, Inc., a Delaware corporation ("Target"), and Ronald H. VanderPol, the holder of all of the issued and outstanding capital stock of Target, have entered into an Agreement and Plan of Merger as of May 14, 2000 (the "Merger Agreement");

     WHEREAS, upon consummation of the merger under the Merger Agreement in accordance with the terms and conditions thereof, Target will be merged with and into Newco, and Target will become a wholly-owned subsidiary of the Corporation (the "Acquisition");

     WHEREAS, in connection with obtaining financing for the Acquisition, the Corporation has issued and sold shares of Series A Senior Cumulative Preferred Stock and warrants to purchase shares of the Corporation's common stock to the MSDWCP IV Funds (as defined below pursuant to this Amendment) pursuant to the terms and conditions of the Securities Purchase Agreement dated as of the date hereof between the MSDWCP IV Funds and the Corporation (the "Securities-Purchase Agreement"); and

     WHEREAS, the Securities Purchase Agreement requires that the Original Agreement be amended to provide for registration rights and private placement assistance on the terms provided for pursuant to this Amendment;

     NOW, THEREFORE, the parties hereto hereby amend the Original Agreement as follows:

     SECTION 1. Amendment to Definitions. (a) Section 1.01 of the Original Agreement is hereby amended by inserting the following definition before the definition of "Common Stock":

          "Common Registrable Securities" means Common Stock (including the Warrant Shares) and any securities issued directly or indirectly with respect to such Common Stock by way of a split, dividend, or other division of securities, or in connection with a combination of securities, recapitalization, merger, consolidation, or other reorganization.

          (b) Section 1.01 of the Original Agreement is hereby amended by inserting the following definitions before the definition of "Other Securities":

          "MSDWCP IV Funds" means, collectively, Morgan Stanley Dean Witter Capital Partners IV, L.P., Morgan Stanley Dean Witter Capital Investors IV, L.P., and MSDW IV 892 Investors, L.P.

          "Other Distributee Holder" means the recipient of Registrable Securities pursuant to a Distribution-In-Kind (as defined in the Transaction Agreement) from an Other Holder, so long as such recipient becomes a Holder hereunder and such distributed Registrable Securities are not then freely tradeable under Rule 144(k) (i.e. they retain a Securities Act legend following such distribution).

          "Other Holder" means Fleet and/or Waller-Sutton.

          (c) Section 1.01 of the Original Agreement is hereby amended by inserting the following definition after the definition of "Person":

          "Preferred Registrable Securities" means Preferred Stock and any securities issued directly or indirectly with respect to such Preferred Stock by way of a split, dividend, or other division of securities, or in connection with a combination of securities, recapitalization, merger, consolidation, or other reorganization.

          (d) Section 1.01 of the Original Agreement is hereby amended by inserting the following definition before the definition of "Public Offering":

          "Preferred Stock" means the shares of Series A Senior Cumulative Preferred Stock of the Corporation issued to the MSDWCP W Funds pursuant to the Securities Purchase Agreement dated as of August 1, 2000 between the MSDWCP IV Funds and the Corporation.

          (e) The definition of "Registrable Securities" in Section 1.01 of the Original Agreement is deleted in its entirety and replaced with the following:

          "Registrable Securities" means, collectively, the Common Registrable Securities and/or the Preferred Registrable Securities. As to any particular Registrable Securities, such Registrable Securities shall cease to be Registrable Securities when they (i) have been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them (provided that any Registrable Securities exchanged in an exchange offer contemplated in
          Section 2.11(f) shall not cease to be Registrable Securities upon the exchange (x) to the extent that such securities cannot be freely disposed of by the holder thereof to the public (at one time without volume limits) without complying with the prospectus delivery requirements of the Securities Act or (y) if, any broker-dealer that intends to make a market in the securities is an affiliate of the Company and so notifies the Company prior to commencement of the exchange offer); or (ii) repurchased by the Corporation or otherwise have ceased to be outstanding.

          (f) The definition of "Triggering Investor Holders" in Section 1.01 of the Original Agreement is deleted in its entirety and replaced with the following:

          "Triggering Investor Holders" means (i) Investor Holders holding at least 20% in the aggregate of the Common Registrable Securities held by all Investor Holders, (ii) any two out of three of MSCP, Fleet and Waller-Sutton or (iii) Investor Holders holding at least a majority in the aggregate of the Preferred Registrable Securities held by all Investor Holders.

          (g) Section 1.01 of the Original Agreement is hereby amended by inserting the following definition at the end thereof:

          "Warrant Shares" means the shares of Common Stock deliverable upon exercise of the Warrants No. 1, 2 and 3, each dated as of August 1, 2000, issued by the Corporation to each of the three MSDWCP IV Funds, respectively, as adjusted from time to time.

     SECTION 2. Amendments to Section 2.01 and 2.02. (a) Section 2.01(a) is hereby amended by adding "the Other Holders (acting jointly) or" after "(i)" and before "the Majority Investor Holders" in the third line hereof

          (b) Clause (ii) of the proviso to Section 2.01(a) is hereby amended and restated as follows:

          "(ii) the Investor Holders may collectively exercise their rights under this Section 2.01 (1) on an unlimited number of occasions with respect to registration statements on Form S-3, (2) with respect to Common Stock, on not more than five occasions with respect to registration statements on Form S-1 (of which one occasion may be exercised only by the Other Holders (acting jointly)), and (3) with respect to Preferred Stock or Warrant Shares, on not more than two occasions with respect to registration statements on Form S-1;"

          (c) Each of Section 2.01(e) and 2.02(b) is hereby amended by adding the following proviso, respectively, at the end of Section 2.01(e) and at the end of clause (ii) of Section 2.02(b) before "and (iii)":

          ", provided further that so long as any Other Holder (together with Registrable Securities then held by its Other Distributee Holders) holds at least 75% of the Registrable Securities held by such Other Holder as of August 1, 2000, MSCP (and, only as to Registrable Securities acquired from MSCP, its Affiliates) shall not be entitled to sell Registrable Securities (other than Preferred Stock or warrants) pursuant to a registration statement filed pursuant to
          Section 2.01 or under which such Other Holder (or any of its Other Distributee Holders) has requested the inclusion of Registrable Securities under Section 2.02 unless such

          Other Holder (and/or, if applicable, its Other Distributee Holders) are permitted to sell under such registration statement an amount of Registrable Securities which, taken together with all other dispositions by such Other Holder (and its Other Distributee Holders) since August 1, 2000, equals or exceeds the lesser of 25% (as equitably adjusted for stock splits, stock dividends and other similar events) of the Registrable Securities held by such Other Holder on August 1, 2000 and the amount requested to be included (it being understood that Registrable Securities held by an Other Distributee Holder that are freely tradeable under Rule 144(k) will be deemed to have been disposed of for purposes of determining whether the 25% disposition priority has been satisfied)."

     SECTION 3. Further Amendments to Section 2.02. Section 2.02 of the Original Agreement is hereby amended by (a) adding "and Preferred Stock" after "Common Stock" and before ", Other Securities" in the fourth line thereof and
(b) adding "and less than 10% of the Preferred Stock outstanding on the date hereof" after "Common Stock" and before ", give" in the eighth line thereof. In addition, clause (x) of clause (b)(ii) of the proviso to Section 2.02 of the Original Agreement is hereby amended by inserting "of the class being sold" after "relative number of Registrable Securities" and before "then held".

     SECTION 4. Amendment to Section 2.04. Section 2.04(i) of the Original Agreement is hereby amended by adding "and, in the case of Preferred Registrable Securities, listing such Preferred Registrable Securities on such national securities exchange as may be reasonably requested by the lead or managing underwriters" after "then listed" in the last line thereof.

     SECTION 5. Amendment to Section 2.08. Section 2.08 of the Original Agreement is hereby amended by (a) inserting "(including, for avoidance of doubt, Preferred Stock or Warrant Shares)" after "Securities" in the third line thereof and (b) inserting as the last sentence thereof, "It is understood that (except for Section 2.09) no contractual transfer restrictions apply to or are binding on either the Preferred Shares or Warrant Shares."

     SECTION 6. Amendment to Section 2.09. Section 2.09 of the Original Agreement is hereby amended by deleting the phrase "underwritten public offering of Registrable Securities" in the first sentence and replacing it with the phrase "underwritten public offering of Common Registrable Securities", and by deleting the parenthetical "(otherwise than through the registered public offering then being made)" and replacing it with "(otherwise than through the registered public offering then being made and other than Preferred Stock or warrants in the case of an underwritten public offering of Common Stock)". Further, Section 2.09 of the Original Agreement is hereby amended by adding a sentence at the end thereof, to read as follows: "In addition to the foregoing, each Investor Holder agrees not to effect any sale, transfer, disposition or distribution, including any sale under Rule 144 or any distribution-in-kind to the partners of, or investors in, such Investor Holder, of any Common Stock of the Corporation within 180 days after the date of the consummation of the Acquisition."

     SECTION 7. Amendment to Section 2.10. Section 2.10 of the Original Agreement is hereby amended by adding "and less than 5% of the Preferred Stock outstanding on the date hereof" after "Common Stock" and before ", the" in the ninth line thereof.

     SECTION 8. Addition of Section 2.11. The Original Agreement is hereby amended by inserting the following new Section 2.11:

          "SECTION 2.11. Private Placements; Amendments to the Certificate of Designations. (a) The Corporation will use its reasonable best efforts to cooperate with and assist the Holders, at their request, in the marketing by the Holders, at any time and from time to time while any Preferred Stock is held by any Holder, of any Preferred Stock (and if a Holder proposes to sell Preferred Stock as a unit with Warrants, any such Warrants) of the Corporation held by the Holders in any private transaction not requiring registration under the Securities Act, including without limitation (i) providing reasonable access to the Corporation's books, records, properties, offices, officers, employees, accountants, counsel, and other agents, (ii) making available senior management of the Corporation for participation in analyst, investor and "road show" presentations, and (iii) in preparation of a private placement memorandum or other selling or marketing materials containing information customarily included in Rule 144A transactions (the "Selling Materials"), and delivering such customary opinions and certificates, executing and delivering such agreements and obtaining such comfort letters, as are customarily requested in such transactions, in each case in connection with any such sale of Corporation securities.

          (b) The Corporation shall be responsible for all expenses incurred in connection with such co-operation, assistance and marketing efforts contemplated by Section 2.11 (a), including, without limitation, (1) the fees, disbursements and expenses of the Corporation's counsel and accountants in connection therewith, (2) all expenses in connection with the preparation and printing of all Selling Materials and amendments and supplements thereto and the mailing and delivering of copies thereof to any placement agents and other intermediaries, (3) the cost of preparing and printing or producing any agreements with placement agents or other intermediaries involved in such private placement transaction and any blue sky or legal investment memoranda, any selling agreements and any other documents in connection with the offering, sale or delivery of the securities to be disposed of, (4) all expenses in connection with the qualification of the securities to be disposed of for offering and sale under state securities laws, including the fees and disbursements of counsel for the placement agents or other intermediaries or the Holders of securities in connection with such qualification and in connection with any blue sky and legal investment surveys, (5) transfer agents' and registrars' fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such transaction, (6) all security engraving and security printing expenses, (7) the legal fees and expenses of one counsel for the Holders in connection with any marketing efforts requested by a Holder pursuant to Section 2.11, (8) any other fees and disbursements of placement agents or other intermediaries customarily paid by the issuers of securities, but excluding placement or selling fees and commissions and transfer taxes, if any, (9) the costs and expenses of the Corporation relating to analyst or investor presentations or any "road show" undertaken in connection with the marketing of any such securities, and (10) other reasonable out-of-pocket expenses of Holders in connection therewith. Notwithstanding the foregoing, each Holder and the Corporation shall be responsible for its own internal administrative and similar costs.

          (c) The Corporation agrees to indemnify and hold harmless each Holder and each person, if any, who controls each Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement of a material fact contained in any such Selling Materials or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to a Holder furnished to the Corporation in writing by a Holder expressly for use therein. The Holders agree to indemnify and hold harmless the Corporation and each person who so controls the Corporation to the same extent as the foregoing indemnity by the Corporation of the Holders and persons so controlling the Holders but only with reference to information relating to a Holder furnished to the Corporation in writing by a Holder expressly for use therein. The provisions and procedures set forth in Section 2.06 shall apply in the case of any indemnification claim made under the foregoing provisions of this
     Section 2.11(c).

          (d) To the extent that indemnification under Section 2.11(c) is unavailable for any reason or insufficient to hold any indemnified party harmless, the indemnifying party will contribute to the amount paid or payable by the indemnified party, in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in the losses, claims, damages or liabilities (with such relative fault to be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Corporation or by a Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission), and any other relevant equitable considerations.

          (e) If requested by the Holders holding a majority in aggregate of the Preferred Stock, the Corporation shall use its best efforts to amend the Certificate of Designations, Preferences and Rights of the Preferred Stock to the extent reasonably necessary or useful to (i) facilitate the public trading of the Preferred Stock and (ii) permit the listing of the Preferred Stock on a securities exchange in accordance with the rules of such securities exchange as in effect on such time.

          (f) (A) Without limiting the foregoing provisions of this Section 2.11, in the event any Preferred Stock is sold to one or more purchasers in a private placement under Rule 144A under the Securities Act and the intent of the parties in such sale is that such Preferred Stock subsequently be exchanged for substantially similar shares of preferred stock of the Corporation that have been registered under the Securities Act pursuant to an exchange offer made by the Corporation to such purchasers registered on Form S-4 (such transaction sometimes referred to as an "Exxon Capital" or analogous exchange offer), then the Corporation shall take any and all of the following actions as are reasonably requested by Holders holding a majority in aggregate of the Preferred Stock:

          (i) promptly register under the Securities Act on Form S-4 shares of preferred stock of the Corporation having substantially the same terms as the Preferred Stock in order to execute the exchange offer described above, cause such registration statement to become effective as soon as practicable, and commence and execute such exchange offer promptly thereafter in accordance with applicable securities and tender offer laws, rules and regulations and consistent with custom and market practice for such transactions; and

          (ii) enter into such additional and ancillary agreements, documents and instruments as are necessary, desirable or customary for and to implement such transaction, including without limitation a certificate of designation for the new shares of preferred stock, and (notwithstanding Section 2.10 or 3.03) an amendment to this Agreement or a separate registration rights agreement providing for (x) customary registration rights provisions to the purchasers in such private placement reflecting the foregoing and, if requested by such purchasers, providing for customary time periods for filing of such Form S-4 and commencement of the exchange offer and reasonable and customary liquidated damages for failure to meet such time periods, and (y) an obligation to register the Preferred Stock shares on a shelf registration on Form S-1 (or Form S-3, to the extent the Corporation is eligible) for so long as the shares are outstanding in the event that the Holders of a majority of the Preferred Stock immediately prior to the private placement notify the Corporation prior to consummation of the exchange offer that any broker-dealer (an "Affiliated Market Maker") that intends to make a market in the securities may be an affiliate of the Corporation as defined in the rules and regulations of the Securities and Exchange Commission.

               (B) In the event that (i) at any time the Holders holding a majority in aggregate of the Preferred Stock determine to sell Warrants as a unit with Preferred Stock in a transaction as described in Section 2.11(f)(A) or determine not to pursue a transaction as described in Section 2.11(f)(A) or (ii) at any time the Securities and Exchange Commission determines that an exchange offer as described in
          Section 2.11(f)(A) is not permitted, then the Corporation shall, at the request of Holders holding a majority in aggregate of the Preferred Stock, promptly register the requested shares of Preferred Stock (and/or, if applicable, Warrants) on a shelf registration on Form S-1 (or Form S-3, to the extent the Corporation is eligible) and keep the registration effective for so long as any securities covered thereby constitute Registrable Securities (but for this purpose securities will be deemed to cease being Registrable Securities where they have been sold pursuant to Rule 144(k) and are thereafter freely saleable by the purchaser without any volume or other resale restriction and without any Securities Act legend imprinted on the stock certificate).

               (C) Notwithstanding anything else contained herein, (x) no Holder will have any "piggyback" or other right to require registration of Registrable Securities on such Form S-4 (which will not limit the Holders' rights to require registration under Section 2.01 or 2.02 to the extent provided for therein), and (y) although not a registration requested pursuant to Section 2.01 (including, for example, for purposes of Section 2.01 (a)(v)), such a registration contemplated in this Section 2.11 on Form S-4 (or Form S-1 or S-3) will, as appropriate, be treated as though requested under Section 2.01 for purposes of Section 2.03 {expenses}, 2.04 {procedures}, and 2.06 {indemnity} (it being understood that for this purpose Section 2.06 will be construed as though each exchanging purchaser, selling holder and Affiliated Market Maker were a Selling Holder).

          (g) Nothing contained in this Section 2.11 and no performance by the Corporation of its obligations under this Section 2.11 shall in any way limit or reduce the rights of any Holder under Section 2.01 or Section 2.02."

     SECTION 9. Other Defined Terms. Capitalized terms used in this Amendment and not otherwise defined have the meanings ascribed to them in the Original Agreement.

     SECTION 10. Effect of Amendment; Governing Law. Except as amended hereby, the Original Agreement shall remain unchanged. The Original Agreement, as amended hereby, shall remain in full force and effect. This Amendment shall be governed by, and construed under, the laws of the State of Delaware, all rights and remedies being governed by said laws, without regard to conflict of laws principles.

     SECTION 11. Counterparts. This Amendment may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                                    CHOICE ONE COMMUNICATIONS INC.

                                    By:  /s/ Steve M. Dubnik
                                         ---------------------------------

                                    Its:  Chairman and CEO
                                          --------------------------------

                                    MANAGEMENT HOLDERS

                                    /s/ Steve M. Dubnik
                                    --------------------------------------
                                    Steve M. Dubnik, as a Management Member and
                                    as Chief Executive Officer of Choice One
                                    Communications Inc.

                                    /S/ Mae Squier-Dow
                                    ------------------

                                    Mae Squier-Dow

                                    /S/ Kevin Dickens
                                    -----------------
                                    Kevin Dickens


                                    _________________________________________
                                    Phillip Yawman


                                    _________________________________________
                                    Joseph Schaal


                                    _________________________________________
                                    Elizabeth Ellis


                                    _________________________________________
                                    Joseph Calzone


                                    ________________________________________
                                    Michelle Paroda


                                    _________________________________________
                                    Linda Chapman


                                    _________________________________________
                                    John Zimmer


                                    _________________________________________
                                    David Fitts


                                    _________________________________________
                                    Kenneth Okolowicz


                                    _________________________________________
                                    Daniel K. Iles


                                    _________________________________________
                                    Michael D'Angelo


                                    _________________________________________
                                    Robert Merrill

                                    -----------------------------------------
                                    Kim Scovill


                                    INVESTOR HOLDERS

                                    MORGAN STANLEY CAPITAL PARTNERS III, L.P.

                                    By:  MSCP III, LLC, its general partner
                                    By:  Morgan Stanley Capital Partners III,
                                         Inc., its Member

                                    By:  /s/ John Ehrenkranz
                                         ------------------------------------

                                    Its:  Managing Director
                                          -----------------------------------

                                    By:   ___________________________________

                                    Its:  ___________________________________


                                    MSCP III 892 INVESTORS, L.P.

                                    By:  MSCP III, LLC, its general partner
                                    By:  Morgan Stanley Capital Partners III,
                                         Inc., its Member

                                    By:  /s/ John Ehrenkranz
                                         ------------------------------------

                                    Its: ___________________________________

                                    By:  ___________________________________

                                    Its: ___________________________________

                                    MORGAN STANLEY CAPITAL INVESTORS, L.P.

                                    By:  MSCP III, LLC, its general partner
                                    By:  Morgan Stanley Capital Partners III,
                                         Inc., its Member

                                    By:  /s/ John Ehrenkranz
                                         -------------------------------------

                                    Its: _____________________________________

                                    By:  _____________________________________

                                    Its: _____________________________________


                                    MORGAN STANLEY DEAN WITTER CAPITAL PARTNERS
                                    IV, L.P.

                                    By:  MSDW Capital Partners IV, LLC, its
                                         general partner
                                    By:  MSDW Capital Partners IV, Inc., its
                                         Member

                                    By:  /s/ John Ehrenkranz
                                         -------------------------------------

                                    Its: _____________________________________

                                    By:  _____________________________________

                                    Its: _____________________________________


                                    MSDW IV 892 INVESTORS, L.P.

                                    By:  MSDW Capital Partners IV, LLC, its
                                         general partner
                                    By:  MSDW Capital Partners IV, Inc., its
                                         Member

                                    By:  /s/ John Ehrenkranz
                                         -------------------------------------

                                    Its: _____________________________________

                                    By:  _____________________________________

                                    Its: _____________________________________

                                    MORGAN STANLEY DEAN WITTER CAPITAL INVESTORS
                                    IV, L.P.

                                    By:  MSDW Capital Partners IV, LLC, its
                                         general partner
                                    By:  MSDW Capital Partners IV, Inc., its
                                         Member

                                    By:  /s/ John Ehrenkranz
                                         --------------------------------------

                                    Its:  _____________________________________

                                    By:   _____________________________________

                                    Its:  _____________________________________


                                    CHISHOLM PARTNERS III, L.P.

                                    By:  Silverado III, L.P., its General
                                         Partner
                                    By:  Silverado III Corp., its General
                                         Partner

                                    By:  /s/ Robert M. Van Degna
                                         ---------------------------------------
                                         Robert M. Van Degna
                                         Chairman & CEO

                                    KENNEDY PLAZA PARTNERS

                                    By:  /s/ Robert M. Van Degna
                                         ---------------------------------------
                                         Robert M. Van Degna
                                         Managing General Partner

                                    FLEET VENTURE RESOURCES, INC.

                                    By:  /s/ Robert M. Van Degna
                                         --------------------------------------
                                         Robert M. Van Degna
                                         Chairman & CEO

                                    FLEET EQUITY PARTNERS VI, L.P.

                                    By:  Fleet Growth Resources H, Inc., its
                                         General Partner

                                    By:  /s/ Robert M. Van Degna
                                         ---------------------------------------
                                         Robert M. Van Degna
                                         Chairman & CEO

                                    WALLER-SUTTON MEDIA PARTNERS, L.P.

                                    By:  Waller Sutton Media, L.L.C. its general
                                         partner

                                    By:  /s/ Bruce Hernandez
                                         ---------------------------------------
                                       Bruce Hernandez
                                       Chief Executive Officer

                                    FIRST UNION CAPITAL PARTNERS, INC.

                                    By: ________________________________________

                                    Its: _______________________________________

                                    GENERAL ELECTRIC CAPITAL CORPORATION

                                    By: ________________________________________

                                    Its: _______________________________________


                                    CARAVELLE INVESTMENT FUND, L.L.C.

                                    By:  Caravelle Advisors, L.L.C., as
                                         Investment Manager and Attorney in Fact

                                    By: ________________________________________

                                    Its: _______________________________________


                                    ROYCE J. HOLLAND


                                    ____________________________________________
                                    Royce J. Holland


                                    R. PHILIP SILVER


                                    ____________________________________________
                                    R. Philip Silver